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                                                                   EXHIBIT 10.47


                             REVOLVING CREDIT NOTE


$12,500,000                                                   New York, New York
                                                                   June 14, 1996


          For value received, LCC, L.L.C., a limited liability company organized under the laws of Delaware (the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, as administrative agent for the Lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the account of the appropriate Lending Office of the Lender, the principal sum of Twelve Million Five Hundred Thousand and 00/100 Dollars ($12,500,000) or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement referred to below, in lawful money of the United States of America in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

          The date and amount of each type of Revolving Credit Loan made by the Lender to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof.

          This is one of the Revolving Credit Notes referred to in that certain Credit Agreement dated as of June 14, 1996 (as amended or supplemented from time to time, the "Credit Agreement") among the Borrower, LCC Design Services, L.C.C., a Delaware limited liability company, LCC Development Company, L.C.C., a Delaware limited liability company (collectively, the "Subsidiary Guarantors"), each of the lenders which is signatory thereto (including the Lender) and the Administrative Agent and evidences the Revolving Credit Loans made by the Lender thereunder which shall, in the aggregate amount among all such Revolving Credit Notes, not exceed $12,500,000. All terms not defined herein shall have the meanings given to them in the Credit Agreement.





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          The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

          The Borrower waives presentment, notice of dishonor, protest and any other notice (except as provided in the Facility Documents) with respect to this Revolving Credit Note.

          This Revolving Credit Note is secured in accordance with, and entitled to the benefits of, the Security Documents.

          All obligations evidenced by this Revolving Credit Note are guarantied by the Subsidiary Guarantors pursuant to, and subject to the terms and conditions of, Article 11 of the Credit Agreement and by Telcom Ventures, L.C.C., a Delaware limited liability company, pursuant to, and subject to the terms and conditions of, the Parent Guaranty.

          This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.



                                  LCC, L.C.C., a Delaware limited liability company

                                  By: /s/ PIYUSH SODHA
                                     -------------------------------------------
                                     Name: Piyush Sodha
                                     Title: President and Chief Executive
                                            Officer




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
                    Amount of     Amount of              Balance           Notation
 Date                 Loan         Payment             Outstanding            By
 ----               ---------    -----------           -----------         --------